UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2021

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

+86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

The special meeting (“Special Meeting”) of the stockholders of Code Chain New Continent Limited (“Company” or “We”) was held at the principal office of the Company located at No 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047 on April 29, 2021, at 10:00 a.m., local time, (April 28, 2021 at 10:00 p.m. EST).

The number of shares of common stock entitled to vote at the Special Meeting was 36,342,692 ordinary shares, each of which is entitled to one vote per share, issued and outstanding as of the close of business on March 22, 2021, the record date for eligibility to vote at the Special Meeting. The number of shares of common stock present or represented by valid proxy at the Special Meeting was 19,577,528 ordinary shares (53.859% total ordinary shares outstanding on the record date). At the Special Meeting, the following proposals were voted on:

PROPOSAL NO. 1: The “Nasdaq Proposal”

To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the registered direct offering of the securities and the concurrent private placement of unregistered warrants to purchase up to an aggregate of 2,527,304 shares of the Company’s common stock and the issuance of the shares of common stock pursuant to such warrants.

Background of the Proposal

On February 18, 2021, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain purchasers, pursuant to which we sold (i) 4,166,666 shares of common stock, (ii) registered warrants (the “Registered Warrants”) to purchase up to 1,639,362 shares of common stock and (iii) unregistered warrants (the “Unregistered Warrants”) to purchase up to 2,527,304 shares (the “Unregistered Warrant Shares”) of common stock in a registered direct offering (the “Registered Direct Offering”) and a concurrent private placement (the “Private Placement,” and together with the Registered Direct Offering, the “Offering”)..

The Registered Warrants have a term of five years and are exercisable immediately at an exercise price of $6.72 per share, subject to adjustments thereunder, including a reduction in the exercise price, in the event of a subsequent offering at a price less than the then current exercise price, to the same price as the price in such offering (a “Price Protection Adjustment”).

The Unregistered Warrants have a term of five and one-half years and are first exercisable on the date that is the earlier of (i) six months after the date of issuance or (ii) the date on which the Company obtains stockholder approval approving the Nasdaq Proposal (the “Stockholder Approval”). The Unregistered Warrants have an exercise price of $6.72 per share, subject to adjustments thereunder, including (x) a Price Protection Adjustment and (y) in the event the exercise price is more than $6.10, a reduction of the exercise price to $6.10, upon obtaining such Stockholder Approval.

The Offering was conducted pursuant to a placement agency agreement, dated February 18, 2021 (the “Placement Agency Agreement”), between the Company and Univest Securities, LLC (the “Placement Agent”), on a “reasonable best efforts” basis. The Company paid the Placement Agent a cash fee of $2,310,000, including $2,000,000 in commissions which was equal to eight percent (8.0%) of the aggregate gross proceeds raised in this Offering, $250,000 as a non-accountable expense which was equal to one percent (1%) of the aggregate gross proceeds raised in the Offering, and $60,000 in accountable expenses. Additionally, the Company issued the Placement Agent warrants (the “Placement Agent Warrants”) to purchase up to 208,333 shares of common stock.

The Placement Agent Warrants have a term of five years and are first exercisable six months after the date of issuance to purchase up to 208,333 shares of common stock at an exercise price of $6.00 per share.

On February 17, 2021, prior to giving effect to the Offering, we had 30,621,026 shares of common stock issued and outstanding. Pursuant to Nasdaq Listing Rules 5635(a) and 5635(d), as of February 17, 2021, 20% of our shares of common stock outstanding was 6,124,205 shares.

The Offering was completed on February 22, 2021. We sold up to an aggregate of 8,541,665 shares of common stock that were issued or issuable in respect of the Offering described herein, including (i) 4,166,666 shares of common stock, (ii) up to 1,639,362 shares of common stock pursuant to the Registered Warrants, (iii) up to 2,527,304 shares of common stock pursuant to the Unregistered Warrants, and (iv) up to 208,333 shares of common stock pursuant to the Placement Agent Warrants. We received gross proceeds of $24,999,996, before deducting placement agent fees and other expenses. Because the aggregate amount of shares of common stock issued or issuable in the Offering exceeded 20% of our shares of common stock outstanding and we had not obtained the requisite stockholder approval, the Unregistered Warrants could not provide for immediate exercise without violating Nasdaq Rule 5635. As a result, the investors in the offering required that as a condition to the consummation of the Offering, we agree to hold a meeting of stockholders, not later than April 29, 2021, for approval of the Nasdaq Proposal.

Result of the Special Meeting

The following constitutes the number of shares voted with respect to the Nasdaq Proposal:

FOR	AGAINST	ABSTAIN
19,523,211	44,200	10,117

Accordingly, the Company’s Nasdaq Proposal has been approved. As a result of the approval, the Unregistered Warrants are exercisable as of April 29, 2021, the date on which the Company obtained Stockholder Approval, and the exercise price of the Unregistered Warrants are reduced from $6.72 to $6.10. Additionally, the Company was subject to the limitation pursuant to the Securities Purchase Agreement that until the Stockholder Approval is obtained, neither the Company nor any subsidiary of the Company shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents (“Subsequent Financings”) at less than an effective price of $6.72 per share of the common stock. The company is no longer subject to such limitation on the price of any Subsequent Financings. However, except for certain exempted transactions, the company is still subject to the limitation that until May 19, 2021, the Company shall not consummate any Subsequent Financings.

PROPOSAL NO. 2: The Adjournment Proposal

To approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals described above.

The following constitutes the number of shares voted with respect to the Adjournment Proposal:

FOR	AGAINST	ABSTAIN
19,556,302	18,795	2,431

Accordingly, the Company’s Adjournment Proposal has been approved.

Each Proposal is described in detail in the proxy statement filed on March 29, 2021.

This 8-K is incorporated by reference to the S-3 (File Number 333-254276) filed on March 15, 2021 and (File Number 333-254366) filed on March 16, 2021, amended on March 24, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: May 4, 2021	By:	/s/ Weidong (David) Feng
	Name:	Weidong (David) Feng
	Title:	Co-CEO

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